Exhibit 99.1
Dollar Tree, Inc. to Host Second Quarter Earnings Conference Call
CHESAPEAKE, Va.--August 12, 2021--Dollar Tree, Inc. (NASDAQ: DLTR), will host its conference call for investors and analysts to discuss financial results for the second quarter ended July 31, 2021.

WHEN:	Thursday, August 26, 2021 9:00 a.m. Eastern Time

PARTICIPATE:	At least 5 minutes prior to the conference call, please dial 866-548-4713 for USA and Canadian calls.

WEBCAST:	Available on the investor relations section of the Company's website at www.dollartreeinfo.com/investors/news/events.

REPLAY:	A recorded version of the call will be available until midnight Wednesday, September 1, and may be accessed by dialing 888-203-1112. Please enter Passcode # 9288176.

CONTACT:	Dollar Tree, Inc., Chesapeake Randy Guiler 757-321-5284 www.DollarTree.com DLTR-E